UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2011

MERIDIAN INTERSTATE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-33898	20-4652200
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Meridian Street, East Boston, Massachusetts	02128
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 567-1500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On August 9, 2011, Meridian Interstate Bancorp, Inc. (the “Registrant”) announced that it has completed its third repurchase program, which consisted of 472,428 shares at an average price of $12.53 and adopted a fourth repurchase program for up to 904,224 shares of its common stock. A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibit 99     Press release dated August 9, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERIDIAN INTERSTATE BANCORP, INC.
DATE: August 9, 2011	By:	/s/ Richard J. Gavegnano
Richard J. Gavegnano
Chairman and Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit

99	Press release dated August 9, 2011